SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) :December 27,1999


                       Saxon Asset Securities Trust 1999-1
             Mortgage Loan Asset Backed Certificates, Series 1999-1

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479-01               52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                 This report consists of 7 consecutively numbered pages.

Item 5.   Other Events.

        On December 27,1999 distributions were made to the Certificateholders.
          Specific   information   with   respect  to  the distributions  is
          filed  as  Exhibit  99.1.   No  other   reportable transactions or
          matters have  occurred  during the current  reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27,1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1999-1
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1999-1


Date: December 27, 1999     By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27,1999

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 27,1999


                                                SAXON ASSET SECURITIES TRUST 1999-1
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-1
                                                  STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:		27-Dec-99
											  Cer-   Certit-
											  tifi-	 cates
										Interest  cates  Carry  Applied
		 Original	 Beginning					Carry	  Carry- Over	Realizes  Total		Ending
		 Certificate	 Certificate	Principal	 Interest 	Forward   Over	 Amount	Loss	  Distri- 	Certificate
Class	Cusip #	 Balance	 Balance	Distribution	 Distribution 	Amount	  Amount Paid	Amount 	  bution	Balance

AF-1  805564CU3	 80,000,000.00	 49,859,325.92	 3,201,284.75 	 248,590.29 	 -   	  N/A 	 N/A 	 - 	 3,449,875.04 	46,658,041.17
AF-2  805564CV1	 38,000,000.00	 38,000,000.00	 	-   	 189,366.67 	 -   	  N/A 	 N/A 	 -   	   189,366.67 	38,000,000.00
AF-3  805564CW9	 35,000,000.00	 35,000,000.00	 	-   	 179,958.33 	 -   	  N/A 	 N/A 	 -   	   179,958.33 	35,000,000.00
AF-4  805564CX7	 28,000,000.00	 28,000,000.00	 	-   	 148,166.67 	 -   	  N/A 	 N/A 	 -   	   148,166.67 	28,000,000.00
AF-5  805564CY5	 17,389,000.00	 17,389,000.00	 	-   	  98,175.40 	 -   	  N/A 	 N/A 	 -   	    98,175.40 	17,389,000.00
AF-6  805564DG3	 22,043,000.00	 22,043,000.00	 	-   	 116,644.21 	 -   	  N/A 	 N/A 	 -   	   116,644.21 	22,043,000.00
MF-1  805564CZ2	 14,825,000.00	 14,825,000.00	 	-   	  82,093.44 	 -   	  N/A 	 N/A 	 -   	    82,093.44 	14,825,000.00
MF-2  805564DA6	 10,958,000.00	 10,958,000.00	 	-   	  65,656.68 	 -   	  N/A 	 N/A 	 -   	    65,656.68 	10,958,000.00
BF-1  805564DB4	  6,446,000.00	  6,446,000.00	 	-   	  45,524.88 	 -   	  N/A 	 N/A 	 -   	    45,524.88 	 6,446,000.00
BF-2  805564XX1	  2,579,000.00	  2,579,000.00	 	-   	  19,825.50 	 -   	  N/A 	 N/A 	 -   	    19,825.50 	 2,579,000.00
BF-3  805564XX3	  2,579,000.00	  2,579,000.00	 	-   	  19,825.50 	 -   	  N/A 	 N/A 	 -   	    19,825.50 	 2,579,000.00
AV-1  805564DC2	200,358,000.00	159,513,556.98	 5,492,008.43 	 809,043.90 	 -   	   -   	 -   	 -   	 6,301,052.33  154,021,548.55
MV-1  805564DD0	 20,728,000.00	 20,728,000.00	 	-   	 110,842.98 	 -   	   -     -   	 -   	   110,842.98 	20,728,000.00
MV-2  805564DE8	 16,331,000.00	 16,331,000.00	 	-   	  94,361.43 	 -   	   -   	 -   	 -   	    94,361.43 	16,331,000.00
BV-1  805564DF5	  7,538,000.00	  7,538,000.00	 	-   	  54,135.40 	 -   	   -   	 -   	 -   	    54,135.40 	 7,538,000.00
BV-2  805564XX2	  2,513,000.00	  2,513,000.00	 	-   	  20,032.09 	 -   	612.21 612.21 	 -   	    20,644.30 	 2,513,000.00
BV-3  805564XX4	  3,769,000.00	  3,769,000.00	 	-   	  30,044.14 	 -   	918.19 918.19 	 -   	    30,962.34 	 3,769,000.00
C	 80556C		N/A		N/A	 	N/A 	 988,172.20 	 N/A 	  N/A 	 N/A 	 N/A 	   988,172.20 	 	N/A
R	 80556R		N/A		N/A	 	N/A 	 	-   	 N/A 	  N/A 	 N/A 	 N/A 	 	-   	 	N/A
TOTALS		509,056,000.00	438,070,882.90	 8,693,293.18  3,320,459.70 					12,015,283.28  429,377,589.72

Group I		257,819,000.00 	227,678,325.92 	 3,201,284.75  1,213,827.56 					 4,415,112.31  224,477,041.17
Group II	251,237,000.00 	210,392,556.98 	 5,492,008.43  1,118,459.94 					 6,611,998.77  204,900,548.55




One Month LIBOR RATE		5.59000%

Factor Information per $1,000 of the Original Balance
							      Certi-		    Current
					  Interest Certi-     ficates		    Pass
		Principal    Interest	  Carry	   ficates    Carryover  End Prin   Through
Class	Cusip #	Distribution Distribution Forward  Carryover  Paid 	 Balance    Rate

AF-1  805564CU3	 40.0161       3.1074	  0.0000   0.0000     0.0000	  583.2255   5.79000%
AF-2  805564CV1	  0.0000       4.9833	  0.0000   0.0000     0.0000	1,000.0000   5.98000%
AF-3  805564CW9	  0.0000       5.1417	  0.0000   0.0000     0.0000	1,000.0000   6.17000%
AF-4  805564CX7   0.0000       5.2917	  0.0000   0.0000     0.0000	1,000.0000   6.35000%
AF-5  805564CY5	  0.0000       5.6458	  0.0000   0.0000     0.0000	1,000.0000   6.77500%
AF-6  805564DG3	  0.0000       5.2917	  0.0000   0.0000     0.0000	1,000.0000   6.35000%
MF-1  805564CZ2	  0.0000       5.5375	  0.0000   0.0000     0.0000	1,000.0000   6.64500%
MF-2  805564DA6	  0.0000       5.9917	  0.0000   0.0000     0.0000	1,000.0000   7.19000%
BF-1  805564DB4	  0.0000       7.0625	  0.0000   0.0000     0.0000	1,000.0000   8.47500%
BF-2  805564XX1	  0.0000       7.6873	  0.0000   0.0000     0.0000	1,000.0000   9.22474%
BF-3  805564XX3	  0.0000       7.6873	  0.0000   0.0000     0.0000	1,000.0000   9.22474%
AV-1  805564DC2	 27.4110       4.0380	  0.0000   0.0000     0.0000	  768.7317   5.89000%
MV-1  805564DD0	  0.0000       5.3475	  0.0000   0.0000     0.0000	1,000.0000   6.21000%
MV-2  805564DE8	  0.0000       5.7781	  0.0000   0.0000     0.0000	1,000.0000   6.71000%
BV-1  805564DF5	  0.0000       7.1817	  0.0000   0.0000     0.0000	1,000.0000   8.34000%
BV-2  805564XX2	  0.0000       7.9714	  0.0000   0.0000     0.2436	1,000.0000   9.25709%
BV-3  805564XX4	  0.0000       7.9714	  0.0000   0.0000     0.2436	1,000.0000   9.25709%







	If there are any questions or comments, please contact:

	Joan Dolce
	Saxon Mortgage
	4880 Cox Road
	Richmond, VA  23060
	(804) 967-5814

						-6-

                                              SAXON ASSET SECURITIES TRUST 1999-1
                                            MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                         SERIES 1999-1
                                                STATEMENT TO CERTIFICATEHOLDERS






									 	 Group I	Group II

	Aggregate Scheduled Mortgage Prinicpal Balance		     	     224,477,041.17  204,900,548.55
	Prepayment Amount						       3,021,808.38    5,333,551.75
	Substitution Shortfall Amount						 	-   	 	-
	Repurchase Amounts						 		-   	 	-
	Other Recoveries						 		-   	 	-
	Extra Principal Distribution Amount						-   	 47,058.32
	Applied Realized Loss Amount						 	-   	 	-

										 Group I	Group II

	Net Rate								  9.22474%	  9.25709%
	Largest Mortgage Loan Balance					         745,304.26 	787,573.57
	Servicing Fees								  96,170.82	 87,663.63
	Master Servicing Fees						 	   6,830.35 	  6,311.78


	The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans as of the Remittance Date

				 	Group I			    	    Group II

		Category     Number  Percentage	Principal Balance   Number   Percentage	Principal Balance
		30-59 Days	77    2.75907%	 6,193,485.43 	       79     3.74173%	 7,666,818.40
		60-89 Days	 4    0.23324%	   523,559.27 		3     0.10244%	   209,892.55
		90+ Days	 3    0.11595%	   260,289.31 	  	2     0.13231%	   271,106.94

										 	 	 Group I	Group II

	Number of Mortgage Loans in Foreclosure Proceedings			    	   	   92		    88
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure Proceedings  		8,164,569.97   8,837,262.81
	Number of Mortgage Loans in Foreclosure in Prior Month				   	   80	   	    72
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior Month		6,882,541.75   6,947,204.56


												 Group I	Group II

	Number of Mortgagors in Bankruptcy Proceedings						   45		    25
	Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings	        3,734,734.77   3,155,406.23


												 Group I	Group II

	Number of any REO Properties								    18		     9
	Book Value of any REO Properties						        1,078,564.02   1,184,829.55




							  Group I			Group II

					Servicer	Number	 Principal Balance 	Number	Principal Balance

	Number of 60+ Delinquent Loans	Meritech	145	 12,210,591.71 		118	 12,838,644.79



	Amount on Deposit in Asset Proceeds Account				12,015,283.28
	Interest							    	 3,369,048.42
	Scheduled Principal							   290,874.73
	Unscheduled Principal							 8,355,360.13



						-7-